EXHIBIT 99.A

Combined Financial Statements

Nevada Eagle Resources

December 31, 2006 and 2005

(Stated in U.S. dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Owner of

Nevada Eagle Resources

We have audited the accompanying combined balance sheets of Nevada Eagle Resources as of December 31, 2006 and 2005 and the related combined statements of operations, owner’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Nevada Eagle Resources at December 31, 2006 and 2005, and the combined results of its operations, owner’s equity and cash flows for each of the years in the two year period ended December 31, 2006, in conformity with United States generally accepted accounting principles.

Vancouver, Canada, October 11, 2007	/s/ Ernst & Young LLP Chartered Accountants

Nevada Eagle Resources

COMBINED BALANCE SHEETS

(Stated in U.S. dollars)

As at December 31

	2006 $	2005 $

ASSETS
Current
Cash	181,055	89,119
Accounts receivable	55,000	36,500
Held for trading securities	404,450	443,134
Total current assets	640,505	568,753
Fixed assets, net of accumulated depreciation of $22,431 and $13,668, respectively	25,730	34,493
Mineral property costs	57,420	90,386

Total assets	723,655	693,632
LIABILITIES AND OWNER’S EQUITY
Current
Accounts payable and accrued liabilities	2,441	2,225
Total current liabilities	2,441	2,225
Total owner’s equity	721,214	691,407
Total liabilities and owner’s equity	723,655	693,632

See accompanying notes

Nevada Eagle Resources

COMBINED STATEMENTS OF OPERATIONS

(Stated in U.S. dollars)

	Year ended December 31, 2006 $	Year ended December 31, 2005 $

REVENUES	1,002,140	561,127

EXPENSES
Mineral claim maintenance	68,233	38,993
Depreciation	8,763	8,764
General and administrative	24,234	22,894
Travel and accommodation	17,277	11,906
Realized (gain) loss on sale of securities	(58,492)	797
Interest income	(1,945)	(664)
Unrealized (gain) loss on securities	98,372	(114,669)
Total expenses	156,442	(31,979)

Net and comprehensive income for the period	845,698	593,106

See accompanying notes

Nevada Eagle Resources

COMBINED STATEMENTS OF

OWNER’S EQUITY

(Stated in U.S. dollars)

Balance, December 31, 2004	523,749

Net income for the year ended December 31, 2005	593,106

Owner contributions	-

Owner draws	(425,448)

Balance, December 31, 2005	691,407

Net income for the year ended December 31, 2006	845,698

Owner contributions	261,184

Owner draws	(1,077,075)

Balance December, 31, 2006	721,214

See accompanying notes

Nevada Eagle Resources

COMBINED STATEMENTS OF CASH FLOWS

(Stated in U.S. dollars)

	Year ended December 31, 2006 $	Year ended December 31, 2005 $

OPERATING ACTIVITIES
Net income for the year	845,698	593,106
Items not involving cash:
Depreciation	8,763	8,764
Gain on sale of securities	(58,492)	797
Unrealized (gain) loss on held for trading securities	98,372	(114,669)
Held for trading securities	(502,588)	(293,789)
Changes in non-cash working capital items:
Amounts receivable	(18,500)	(36,500)
Accrued liabilities	216	(6,128)
Deferred revenue	-	(50,000)
Cash provided by operating activities	373,469	101,581

INVESTING ACTIVITIES
Purchase of fixed assets	-	(2,471)
Mineral property acquisition outlay	(27,332)	(50,627)
Mineral property cost recovered	60,298	120,362
Proceeds from sale of held for trading securities	501,392	83,745
Cash provided by investing activities	534,358	151,009

FINANCING ACTIVITIES
Contributions	261,184	-
Draws	(1,077,075)	(425,448)
Note receivable	-	50,000
Cash used in financing activities	(815,891)	(375,448)

Decrease in cash during the year	91,936	(122,858)
Cash, beginning of year	89,119	211,977
Cash, end of year	181,055	89,119

See accompanying notes

Nevada Eagle Resources

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

December 31, 2006

1.   NATURE OF OPERATIONS

Nevada Eagle Resources LLC is a single member limited liability company (“the LLC”) with a perpetual life, formed in the State of Nevada on December 30, 2003. The LLC obtains mineral claims and leases or options the development rights to third parties who are in the business of exploring the properties. The properties are located in Nevada, California and Northern Utah. The single member of the limited liability company also maintains ownership of certain additional mineral claims. All mineral property activity under the control of the member was acquired by Gryphon Gold Corporation on August 21, 2007. These mineral activities have been combined in these financial statements and include:

-	Nevada Eagle Resources, LLC
-	Monitor Property
-	Bald Peak Property
-	Star City Property
-	Wheeler Peak Property

These mineral property activities are collectively referred to as Nevada Eagle Resources or the Company.

Nevada Eagle Resources has no employees. Services provided by the owner were without compensation. Drawings by the owner from Nevada Eagle Resources are presented within equity.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These combined financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of any contingent assets and liabilities as at the date of the consolidated financial statements as well as the reported amounts of expenses incurred during the period. Significant areas requiring the use of management estimates include the determination of potential impairments of asset values and the calculation of fair values of Held for trading securities. Actual results could differ from those estimates.

Revenue recognition

Mineral lease rentals or option payments are treated as reductions of the cost of the property as these arrangements represent farmouts where the payor is accumulating an interest in the mineral property; payments in excess of capitalized costs are recognized in income. Some agreements provide for payments in the form of stock and other equity instruments as well as cash payments. Stock and other equity instruments are recognized based on their fair market value at the time of receipt. Fluctuations incurred during the holding period are accounted for as gains or losses from held for trading securities. The leases provide for the receipt of royalty payments upon production of the property. Royalty payments will be recognized in the period in which production occurs. There are no properties in the production stage at this time.

Nevada Eagle Resources

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

December 31, 2006

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d.)

Mineral property acquisition costs

Mineral properties represent mineral claims held by Nevada Eagle Resources. The costs of acquiring mineral properties are capitalized. If it is determined that the mineral property has no future economic value or the properties are sold or abandoned the carrying value will be expensed at that time. Cost is equal to the consideration paid for the acquisition of mineral properties.

The capitalized amounts may be written down if potential future net cash flows, including potential sales proceeds, related to the property are estimated to be less than the carrying value of the property. Management of the Company reviews the carrying value of each mineral property interest annually, and whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Reductions in the carrying value of each property would be recorded at the time in which the property is considered impaired based on the discounted amount of future net cash flows.

Marketable equity securities

Held for trading securities consist of marketable equity securities. Held for trading securities are stated at fair value, and unrealized holding gains and losses are reported in net income. Dividends on marketable equity securities are recognized in income when declared. Realized gains and losses are included in income.

Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts receivable

Accounts receivable is stated at the estimated realizable value. No allowance for uncollectible accounts has been provided as management has determined that the accounts receivable balance is collectible.

Equipment and depreciation

Equipment is stated at cost. Expenditures for maintenance and repairs are expensed as incurred while renewals and betterments in excess of $1,000 are capitalized.

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on the straight-line method. The estimated useful lives used for calculating depreciation for equipment classifications are as follows:

Life
Vehicles	5 Years
Computer equipment	5 Years
Furniture and fixtures	7 Years

Nevada Eagle Resources

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

December 31, 2006

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d.)

Income taxes

The Company does not incur federal or state income taxes; instead, LLC earnings are included in the member’s income tax returns and taxed depending on the member’s tax situation. Activity related to the claims held directly by the owner is also included in the owner’s personal income tax return. Accordingly, these combined financial statements do not reflect a provision for income taxes.

3.   CASH

As of December 31, 2006 and 2005, cash and cash equivalents was equal to $181,055 and $89,119, respectively. The Company maintains a business checking account with one financial institution located in Reno, Nevada and a cash account is maintained at a securities brokerage company located in Vancouver, British Columbia. The balance in the checking account is insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 and the balance held by the securities broker is insured by the Securities Insurance Protection Corporation (SIPC) for up to $100,000. The Company’s uninsured balance as of December 31, 2006 and 2005 totaled $81,281 and $0, respectively.

4.   PROPERTY AND EQUIPMENT

Property and equipment, stated at cost as of December 31, 2006 and 2005 consisted of the following:

	2006	2005

Vehicles	$43,286	$43,286
Computer equipment	2,472	2,472
Furniture and fixtures	2,403	2,403

	48,161	48,161
Less: accumulated depreciation	(22,431)	(13,668)

	$25,730	$34,493

Depreciation expense for the years ended December 31, 2006 and 2005 was $8,763 and $8,764, respectively.

Nevada Eagle Resources

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

December 31, 2006

5.   MINERAL PROPERTY COSTS

The Company holds interests in 49 properties. 26 of those properties have been leased or optioned out to third parties.

Total
$
Mineral property costs, December 31, 2004	160,121
Acquisitions during the year	50,627
Costs recovered during the year	(120,362)
Mineral property costs, December 31, 2005	90,386
Acquisitions during the year	27,332
Costs recovered during the year	(60,298)
Mineral property costs, December 31, 2006	57,420

6.   SUBSEQUENT EVENTS

The Company began a business sale negotiation with Gryphon Gold Corporation during March of 2007. All of the mineral property activities of Nevada Eagle Resources were acquired by Gryphon Gold Corporation on August 21, 2007. The prior owner of Nevada Eagle Resources became an employee of Gryphon Gold Corporation.